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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported)   March 31, 1998
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                             METAL MANAGEMENT, INC.
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


          0-14836                                       94-2835068
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    (Commission File Number)                (I.R.S. Employer Identification No.)




    500 N. Dearborn Street, Suite 405, Chicago, IL             60610
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       (Address of Principal Executive Offices)               (Zip Code)


                                 (312) 645-0700
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              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.  OTHER EVENTS

         On March 31, 1998, Metal Management, Inc., a Delaware corporation (the "Company") and its subsidiaries entered into a Credit Agreement (the "Senior Credit Facility") with BT Commercial Corporation, as agent for the lenders (the "Agent"), and certain commercial lending institutions. The Senior Credit Facility provides for a revolving credit and letter of credit facility of $200,000,000 terminating on March 31, 2001. The Senior Credit Facility bears interest at a floating rate per annum equal to (at the Company's option): (i) 1.75% over LIBOR or (ii) 0.5% over Bankers Trust Company's prime rate as in effect from time to time. The Senior Credit Facility is available for working capital and general corporate purposes,including acquisitions. The Company and its subsidiaries are required under the Senior Credit Facility to pay the Agent certain fees and expenses which include an unused line fee on a monthly basis. The obligations of the Company under the Senior Credit Facility are secured by a security interest in substantially all of the assets and properties of the Company and its subsidiaries. Availability of loans and letters of credit under the Senior Credit Facility is limited to a borrowing base constituted of eligible accounts receivable and inventory and a fixed asset sublimit that amortizes on a quarterly basis.

         The Senior Credit Facility contains a number of covenants that, among other things, restrict the ability of the Company to dispose of assets, incur additional indebtedness, pay dividends or make distributions, create liens on assets, enter into sale and leaseback transactions, make investments, loans or advances, make acquisitions, engage in mergers or consolidations and form subsidiaries and otherwise restrict certain corporate activities. In addition, the Company is required to comply with specified financial ratios and tests.

         The Senior Credit Facility contains various events of default, including defaults relating to payments, breaches of representations, warranties and covenants, certain events of bankruptcy and insolvency, defaults on certain other indebtedness, certain liens and encumbrances on assets and certain changes of control of the Company.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         10.1 Credit Agreement dated March 31, 1998 by and among Metal Management, Inc., the subsidiaries of Metal Management, Inc. named therein and BT Commercial Corporation.

         99.1     Press Release dated April 2, 1998.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                METAL MANAGEMENT, INC.



Dated: April 15, 1998                           By:   /s/ Gerard M. Jacobs
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                                                      Gerard M. Jacobs
                                                      Chief Executive Officer